                                                                    EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                         PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

     In connection with the annual report on Form 10-K of King Pharmaceuticals, Inc. filed with the Securities and Exchange Commission on March 3, 2006, as amended by this Amendment No. 1 (together, this "report"), I, Brian A. Markison, Chief Executive Officer of King Pharmaceuticals, Inc., certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

          1. This report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2. The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of King Pharmaceuticals, Inc.

                                                 /s/ BRIAN A. MARKISON
                                          --------------------------------------
                                                    Brian A. Markison
                                          President and Chief Executive Officer

Date: March 8, 2006